AMENDMENT

           to the Risk Premium Reinsurance Agreement (the "Agreement")
                      effective September 1, 1983, between

                    CENTURY LIFE OF AMERICA of Waverly, Iowa,

                   hereinafter referred to as the "REINSURED,"

                                       and

       THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana,

                    hereinafter referred to as the "LINCOLN."

         1. The REINSURED'S plans to be reinsured under the Agreement on and after the first day of July, 1990, Bhall be those specified in the Appendix I, attached hereto.

         2. The reinsurance percentages for the REINSURED'S cost of insurance rates shall be as described in Schedule D, Part VIII, attached hereto, and shall apply to reinsurance of the REINSURED'S Flexible Advantage Life and Level Term Rider plans ceded under the Agreement on and after the first day of July, 1990; such premium rates shall apply only to reinsurance which when added to all other reinsurance ceded by the REINSURED to the LINCOLN under all agreements does not exceed $5,000,000 on any one life, and reinsurance ceded on the basis of such premium rates shall

         (a)  be subject to a minimum cession of $5,000,
         (b)  not be eligible for experience refunds,
         (c)  not be eligible for production or persistency bonuses,
         (d)  not be eligible for premium tax reimbursement, and
         (e) not be reduced as set forth in the "INCREASE IN LIMIT OF RETENTION" article until it has been in force for at least ten years or, in the case of continuations, until the number of years the original policy and its continuation have been in force is at least egual to the greater of ten years and the time period specified for reinsurance of the original policy.

         It is expressly understood and agreed that the provisions of this amendment shall be subject to all the terms and conditions of the Agreement of which this amendment is a part which do not conflict with the terms hereof.

         IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

CENTURY LIFE OF AMERICA

Signed at Waverly, IA
          -------------------------------
By /s/ Robert M. Buckingham                  By /s/ Ronald Larson
   --------------------------------------       --------------------------------

Title Vice President & Valuation Actuary     Title Vice President Underwriting
      -----------------------------------          -----------------------------

Date April 4, 1991                           Date April 4, 1991
     -----------------                            ------------------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Signed at Fort Wayne, Indiana

By /s/ Bruce Barton                          By /s/ Linda V. Morris
   --------------------------------------       --------------------------------
               Vice President                          Assistant Secretary

Date 4/8/91                                  Date April 8, 1991
     ---------                                    ------------------

                                   APPENDIX I

              Insurance Subject to Reinsurance under this Agreement

A. One hundred percent of the REINSURED'S entire excess of its issues of the following plans bearing register dates in the range shown below to insureds having surnames beginning with the letters of the alphabet shown below.

                               Reinsurance               Dates                   Letters
        Plan                  Renewal Basis        from        through       from       through
        ----                  -------------        ----        -------       ----       -------
                                                                  <C.
Universal Life Plan             20 Years         09-01-83         --          A           K
Univers-All Life II             20 Years         05-01-84         --          A           K
Univers-All-III
  (Form 2222)                   10 Years         01-01-86         --          A           K
Variable Universal
  Life (Form 2221 0985)         10 Years         02-01-86         --          A           K
Other Insured Rider             10 Years         02-01-86         --          A           K*
Automatic Increase
  Rider                         10 Years         02-01-86         --          A           K
Univers-All Life III
  Employee Benefits
    (Unisex) (Form 2212)        10 Years         11-01-86         --          A           K
Flexible Premium
  Adjustable Life
    (Form UL88 & UL88EB)        10 Years         08-01-88      02-28-89       A           K
Flexible Premium Variable
  Adjustable Life
    (VUL88 Et VUL88EB)          10 Years         08-01-88      02-28-89       A           K
Flexible Premium Adjustable
   Life (UL2000 & UL2000EB)     10 Years         03-01-89         --          A           K
Flexible Premium Variable
   Adjustable Life
    (VUL2000 & VUL2000EB)       10 Years         03-01-89         --          A           K
Flexible Advantage Life         10 Years         07-01-90         --          A           K
Level Term Rider                10 years         07-01-90         --          A           K

B. Continuations to the insurance specified above shall be ceded under this agreement provided the original policy was reinsured with the LINCOLN under this or another agreement. The percentage of reinsurance ceded to LINCOLN shall equal the percentage of the original policy ceded to LINCOLN.

*Other Insured Rider issues shall be based on the primary insured's surname.

                              SCHEDULE D, PART VIII
                            (Effective July 1, 1990)

                            Reinsurance Premium Rates

                             Flexible Advantage Life
                              and Level Term Rider

The reinsurance premium for the first $5,000,000 of reinsurance on any one life shall be the attached cost of insurance rates charged the insured per thousand of the net amount at risk times the following percentages:

                                          Policy Year
          Plan                    1          2-10          11
          ----                    -          ----          ---
Flexible Advantage Life          50%          82%          98%
Level Term Rider                 50           85           85

                                Substandard Risks

The substandard table-extra reinsurance premiums shall be the number of tables assessed the risk times 25% of the attached appropriate standard automatic rates times the above percentages.

For reinsurance in excess of $5,000,000 on any one life the rates labeled "F5H3, NONSMOKER," "H3, SMOKER," and "H4, SUBSTANDARD," under the Risk Premium Reinsurance Agreement between the REINSURED and the LINCOLN, effective January 1, 1982, shall apply.

                   Continuations to Issues Reinsured Hereunder
                   -------------------------------------------

The reinsurance premium for policies reinsured under this agreement as continuations shall be the appropriate premium described in this agreement; unless the reinsurance agreement under which the original policy was reinsured specifies otherwise, the policy duration and attained age of the insured for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy.

                  Continuations from Issues Reinsured Hereunder
                  ---------------------------------------------

The reinsurance premium for continuations of policies reinsured under this agreement shall be as described in the agreement which covers the new policy; unless that agreement specifies otherwise, the policy duration and attained age of the insured, for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy. If no such agreement is in effect between the LINCOLN and the REINSURED, reinsurance shall continue hereunder.

                             Continuation Policy Fee
                             -----------------------

If the premium scale applicable to a continuation contains a policy fee, a continuation shall, for purposes of determining the policy fee only and notwithstanding the method prescribed for calculating the basic premium, be considered a renewal if the REINSURED has paid the LINCOLN a first-year policy fee on reinsurance of the original policy and as a new issue if the REINSURED has not paid the LINCOLN a policy fee on reinsurance of the original policy.

   Waiver of Premium Disability, Payor Benefits, and Accidental Death Benefits
   ---------------------------------------------------------------------------

The premium which the REINSURED charges the insured on the amount reinsured less total allowances of 75% first year and 10% in renewal years.

                                    EXHIBIT 2
                    FAL CURRENT COI RATES FOR DURATIONS 1-10

ATT
AGE          MALE          FEMALE
---          ----          ------
 0           1.31           1.08
 1           1.29           1.05
 2           1.24           1.00
 3           1.21            .98
 4           1.16            .96
 5           1.10            .94
 6           1.04            .91
 7            .98            .89
 8            .94            .88
 9            .93            .86

10            .94            .85
11           1.01            .88
12           1.15            .91
13           1.34            .96
14           1.53           1.03
15           1.70           1.08
16           1.85           1.13
17           1.96           1.16
18           2.04           1.20
19           2.09           1.24

ATT          ---------MALE--------             ---------FEMALE--------
AGE          SMOKER             NS             SMOKER             NS
---          ------             --             ------             --
20             2.10             2.10             1.26             1.26
21             2.20             2.08             1.33             1.29
22             2.28             2.04             1.38             1.30
23             2.34             1.99             1.45             1.33
24             2.40             1.94             1.51             1.35
25             2.43             1.88             1.59             1.38
26             2.49             1.84             1.68             1.40
27             2.56             1.81             1.75             1.43
28             2.56             1.80             1.81             1.45
29             2.60             1.80             1.89             1.50

30             2.66             1.81             1.98             1.51
31             2.75             1.85             2.05             1.56
32             2.86             1.90             2.14             1.60
33             3.01             1.98             2.25             1.65
34             3.19             2.06             2.38             1.71
35             3.40             2.16             2.51             1.79
36             3.65             2.28             2.73             1.91
37             3.96             2.43             2.98             2.05
38             4.31             2.59             3.23             2.19
39             4.71             2.76             3.54             2.35

40             5.18             2.98             3.91             2.55
41             5.68             3.20             4.26             2.76
42             6.23             3.44             4.65             2.98
43             6.83             3.70             5.00             3.19
44             7.49             3.99             5.39             3.40
45             8.19             4.31             5.74             3.63
46             8.91             4.66             6.15             3.98
47             9.70             5.04             6.58             4.15
48            10.55             5.45             6.99             4.43
49            11.48             5.90             7.49             4.75

50            12.50             6.41             8.04             5.10
51            13.21             6.86             8.19             5.20
52            14.00             7.36             8.43             5.35
53            14.84             7.89             8.59             5.59
54            15.81             8.40             8.78             5.71
55            16.90             8.91             8.89             5.83
56            18.20             9.74             9.61             6.34
57            19.45            10.58            10.33             6.91
58            20.73            11.51            11.05             7.55
59            22.05            12.65            11.76             8.23

60            23.43            14.03            12.49             8.99
61            25.27            15.36            13.79             9.86
62            27.31            16.88            15.28            10.84
63            29.53            18.49            16.83            12.07
64            31.85            20.27            18.30            13.31
65            34.30            22.01            19.57            14.42
66            36.58            24.18            20.54            15.35
67            38.87            26.30            21.32            16.17
68            41.00            28.42            22.07            17.00
69            43.43            30.64            23.02            17.96

70            45.77            32.93            24.35            19.18
71            49.97            35.88            26.63            20.46
72            54.54            39.09            28.88            22.09
73            59.47            42.48            31.04            23.97
74            64.81            45.83            33.16            25.99
75            70.56            48.90            35.20            27.96
76            76.64            54.11            39.27            31.58
77            82.69            59.50            43.43            35.42
78            88.76            65.08            47.79            39.46
79            95.07            71.07            52.41            43.85

80           101.82            77.60            57.62            48.85
81           108.97*           84.94*           63.73*           54.54
82           117.24*           93.32*           70.52*           61.20
83           126.19*          102.59*           78.32*           68.80
84           135.50*          112.58*           86.83*           77.08
85           144.89*          123.10*           95.85*           86.10
86           154.09*          133.97*          105.31*           95.72
87           163.52*          145.04*          115.12*          105.94
88           173.38*          156.26*          125.36*          116.75
89           183.17*          167.80*          136.01*          128.23

*FOR RENEWAL ONLY

                                    EXHIBIT 2

                     FAL CURRENT COI RATES FOR DURATIONS 11+

ATT
AGE          MALE          FEMALE
 0
 1
 2
 3
 4
 5
 6
 7
 8
 9

10            .69           .60
11            .75           .63
12            .81           .64
13            .98           .71
14           1.15           .76
15           1.36           .84
16           1.59           .90
17           1.78           .94
18           1.94           .95
19           2.03           .98

ATT          ---------MALE--------             ---------FEMALE--------
AGE          SMOKER             NS             SMOKER             NS
---          ------             --             ------             --
20             2.06             2.06              .98              .98
21             2.15             1.99             1.00              .95
22             2.24             1.86             1.03              .95
23             2.35             1.74             1.06              .94
24             2.43             1.63             1.10              .93
25             2.45             1.54             1.14              .91
26             2.43             1.48             1.18              .91
27             2.41             1.45             1.23              .94
28             2.41             1.44             1.28              .94
29             2.44             1.41             1.33              .98

30             2.45             1.39             1.35              .98
31             2.50             1.39             1.43              .99
32             2.54             1.39             1.48             1.03
33             2.60             1.39             1.56             1.06
34             2.70             1.41             1.65             1.10
35             2.81             1.44             1.75             1.15
36             2.95             1.48             1.88             1.20
37             3.14             1.54             2.00             1.25
38             3.34             1.61             2.13             1.31
39             3.59             1.70             2.31             1.41

40             3.85             1.79             2.53             1.53
41             4.16             1.90             2.80             1.66
42             4.53             2.04             3.14             1.81
43             4.89             2.18             3.49             2.00
44             5.29             2.31             3.89             2.20
45             5.76             2.48             4.26             2.36
46             6.21             2.66             4.64             2.54
47             6.74             2.89             5.03             2.75
48             7.29             3.13             5.40             2.98
49             7.86             3.35             5.80             3.19

50             8.49             3.63             6.23             3.45
51             9.14             3.95             6.63             3.75
52             9.85             4.30             7.00             3.99
53            10.60             4.68             7.43             4.25
54            11.38             5.09             7.88             4.52
55            12.16             5.55             8.43             4.93
56            12.96             6.08             9.00             5.3*
57            13.75             6.65             9.70             5.78
58            14.58             7.26            10.39             6.28
59            15.44             7.95            11.16             6.80

60            16.35             8.71            12.01             7.4*
61            17.71             9.68            12.90             8.05
62            19.21            10.73            13.83             8.78
63            20.85            11.91            14.38             9.51
64            22.64            13.23            15.90            10.35
65            24.55            14.71            17.06            11.28
66            26.38            16.14            18.19            12.20
67            28.60            17.90            19.25            13.14
68            30.73            19.66            20.44            14.19
69            32.98            21.59            21.80            15.40

70            35.78            23.94            23.53            16.90
71            38.76            26.49            25.41            18.53
72            42.00            29.33            27.41            20.26
73            46.93            33.41            29.69            22.26
74            51.71            37.61            32.45            24.68
75            55.98            41.53            35.79            27.60
76            60.35            45.51            39.55            30.96
77            65.40            50.09            43.68            34.74
78            68.68            53.33            48.24            38.98
79            73.79            58.15            53.39            43.84

80            79.26            63.46            59.26            49.43
81            85.50            69.54            65.64            55.63
82            91.71            75.84            72.39            62.31
83            97.10            81.58            79.74            69.74
84           103.29            88.30            87.31            77.55
85           110.76            96.35            97.33            87.73
86           119.25           105.70           105.31            96.28
87           126.34           114.04           115.01           106.63
88           136.64           125.79           124.58           117.00
89           145.79           136.56           134.96           128.34

90           158.11           150.59           146.59           140.98
91           174.06           167.99           158.14           153.24
92           187.80           183.20           173.24           169.18
93           205.18           202.21           186.55           183.61
94           222.96           221.43           204.68           203.05

                                    EXHIBIT 2

                     UNISEX FAL COI RATES FOR DURATIONS 1-10

ATT
AGE          ALL
===          ===
 0           1.22
 1           1.19
 2           1.14
 3           1.12
 4           1.08
 5           1.04
 6           0.99
 7           0.94
 8           0.92
 9           0.90

10           0.90
11           0.96
12           1.05
13           1.19
14           1.33
15           1.45
16           1.56
17           1.64
18           1.70
19           1.75

ATT
AGE          SMOKER            NS
20             1.76            1.76
21             1.85            1.76
22             1.92            1.74
23             1.98            1.73
24             2.04            1.70
25             2.09            1.68
24             2.17            1.66
27             2.24            1.66
28             2.26            1.66
29             2.32            1.68

30             2.39            1.69
31             2.47            1.73
32             2.57            1.78
33             2.71            1.85
34             2.87            1.92
35             3.04            2.01
36             3.28            2.13
37             3.57            2.28
38             3.88            2.43
39             4.24            2.60

40             4.67            2.81
41             5.11            3.02
42             5.60            3.26
43             6.10            3.50
44             6.65            3.75
45             7.21            4.04
46             7.81            4.35
47             8.46            4.68
48             9.13            5.04
49             9.88            5.44

50            10.72            5.89
51            11.20            6.20
52            11.77            6.56
53            12.34            6.97
54            13.00            7.32
55            13.70            7.68
56            14.76            8.38
57            15.80            9.11
58            16.86            9.93
59            17.93           10.88

60            19.05           12.01
61            20.68           13.16
62            22.50           14.46
63            24.45           15.92
64            26.43           17.49
65            28.41           18.97
66            30.16           20.65
67            31.85           22.25
68            33.49           23.85
69            35.27           25.57

70            37.20           27.43
71            40.63           29.74
72            44.28           32.29
73            48.10           35.08
74            52.15           37.89
75            56.42           40.59
76            61.69           45.10
77            66.99           49.87
78            72.37           54.83
79            78.01           60.18

80            84.14           66.10
81*           90.87           72.78
82*           98.55           80.47
83*          107.04           89.07
84*          116.03           98.38
85*          125.27          108.39
86*          134.58          118.66
87*          144.16          129.46
88*          154.17          140.46
89*          164.31          151.97

* FOR RENEWAL ONLY

                                    EXHIBIT 2
                     UNISEX FAL COI RATES FOR DURATIONS 11+

ATT
AGE          ALL
===          ===
 0
 1
 2
 3
 4
 5
 6
 7
 8
 9

10           0.65
11           0.70
12           0.74
13           0.87
14           0.99
15           1.15
16           1.31
17           1.44
18           1.54
19           1.61

ATT
AGE          SMOKER            NS
20             1.63            1.63
21             1.69            1.57
22             1.76            1.50
23             1.83            1.42
24             1.90            1.35
25             1.93            1.29
26             1.93            1.25
27             1.94            1.25
28             1.96            1.24
29             2.00            1.24

30             2.01            1.23
31             2.07            1.23
32             2.12            1.25
33             2.18            1.26
34             2.28            1.29
35             2.39            1.32
36             2.52            1.37
37             2.68            1.42
38             2.86            1.49
39             3.08            1.58

40             3.32            1.69
41             3.62            1.80
42             3.97            1.95
43             4.33            2.11
44             4.73            2.27
45             5.16            2.43
46             5.58            2.61
47             6.06            2.83
48             6.53            3.07
49             7.04            3.29

50             7.59            3.56
51             8.14            3.87
52             8.71            4.18
53             9.33            4.51
54             9.98            4.88
55            10.67            5.30
56            11.38            5.77
57            12.13            6.30
58            12.90            6.87
59            13.73            7.49

60            14.61            8.19
61            15.79            9.03
62            17.06            9.94
63            18.45           10.95
64            19.94           12.08
65            21.55           13.34
66            23.10           14.56
67            24.86           16.00
68            26.61           17.47
69            28.51           19.11

70            30.88           21.12
71            33.42           23.31
72            36.16           25.70
73            40.03           28.95
74            44.01           32.44
75            47.90           35.96
76            52.03           39.69
77            56.71           43.95
78            60.50           47.59
79            65.63           52.43

80            71.26           57.85
81            77.56           63.98
82            83.98           70.43
83            90.16           76.84
84            96.90           84.00
85           105.39           92.90
86           113.67          101.93
87           121.81          111.08
88           131.82          122.27
89           141.46          133.27

90           153.50          146.75
91           167.69          162.09
92           181.98          177.59
93           197.73          194.77
94           215.65          214.08

CENTURY
COMPANIES
OF AMERICA
Herritage Way, Waverly, lowa 50677

               LEVEL TERM RIDER - GROSS PREMIUMS FOR DURATIONS 1-5
                    FOR USE WITH FLEXIBLE ADVANTAGE LIFE ONLY

ISSUE
 AGE          MALE          FEMALE
 ===          ====          ======
16            1.85           1.13
17            1.96           1.16
18            2.04           1.20
19            1.99           1.24

ISSUE        ---------MALE--------             ---------FEMALE--------
AGE          SMOKER             NS             SMOKER             NS
===          ======             ==             ======             ==
20            2.10             1.94             1.26             1.26
21            2.20             1.88             1.33             1.29
22            2.28             1.84             1.38             1.30
23            2.34             1.81             1.45             1.33
24            2.40             1.80             1.51             1.35
25            2.43             1.80             1.59             1.38
26            2.49             1.80             1.68             1.40
27            2.56             1.80             1.75             1.43
28            2.56             1.80             1.81             1.45
29            2.60             1.80             1.89             1.50

30            2.66             1.81             1.98             1.51
31            2.75             1.85             2.05             1.56
32            2.86             1.90             2.14             1.60
33            3.01             1.98             2.25             1.65
34            3.19             2.06             2.38             1.71
35            3.40             2.16             2.51             1.79
36            3.65             2.28             2.73             1.91
37            3.96             2.43             2.98             2.05
38            4.31             2.59             3.23             2.19
39            4.71             2.76             3.54             2.35

40            5.18             2.98             3.91             2.55
41            5.68             3.20             4.26             2.76
42            6.23             3.44             4.65             2.98
43            6.83             3.70             5.00             3.19
44            7.49             3.99             5.39             3.40
45            8.19             4.31             5.74             3.63
46            8.91             4.66             6.15             3.88
47            9.70             5.04             6.59             4.15
48           10.55             5.45             6.99             4.43
49           11.48             5.90             7.49             4.75

50           12.50             6.41             8.04             5.10
51           13.21             6.86             8.19             5.20
52           14.00             7.36             8.43             5.35
53           14.84             7.89             8.59             5.59
54           15.81             8.40             8.78             5.71
55           16.90             8.91             8.89             5.83
56           18.20             9.74             9.61             6.34
57           19.45            10.58            10.33             6.91
58           20.73            11.51            11.05             7.55
59           22.05            12.65            11.76             8.23

60           23.43            14.03            12.49             8.99
61           25.27            15.36            13.79             9.86
62           27.31            16.88            15.28            10.84
63           29.53            18.49            16.83            12.07
64           31.85            20.27            18.30            13.31
65           34.30            22.01            19.57            14.42
66           36.58            24.18            20.54            15.35
67           38.87            26.30           .21.32            16.17
68           41.10            28.42            22.07            17.00
69           43.43            30.64            23.02            17.96

70           45.77            32.93            24.35            19.18

ADD $20.00 RIDER FEE

CENTURY
COMPANIES
OF AMERICA
Herritage Way, Waverly, Iowa 50677

               LEVEL TERM RIDER - GROSS PREMIUMS FOR DURATIONS 6-10
                    FOR USE WITH FLEXIBLE ADVANTAGE LIFE ONLY

RENEWAL          ---------MALE--------          --------FEMALE-------
  AGE            SMOKER           NS            SMOKER           NS
  ---            ------           --            ------           --
21                2.20            1.88           1.33            1.29
22                2.28            1.84           1.38            1.30
23                2.34            1.81           1.45            1.33
24                2.40            1.80           1.51            1.35
25                2.43            1.80           1.59            1.38
26                2.49            1.80           1.68            1.40
27                2.56            1.80           1.75            1.43
28                2.56            1.80           1.81            1.45
29                2.60            1.80           1.89            1.50

30                2.66            1.81           1.98            1.51
31                2.75            1.85           2.05            1.56
32                2.86            1.90           2.14            1.60
33                3.01            1.98           2.25            1.65
34                3.19            2.06           2.38            1.71
35                3.40            2.16           2.51            1.79
36                3.65            2.28           2.73            1.91
37                3.96            2.43           2.98            2.05
38                4.31            2.59           3.23            2.19
39                4.71            2.76           3.54            2.35

40                5.18            2.98           3.91            2.55
41                5.68            3.20           4.26            2.76
42                6.23            3.44           4.65            2.98
43                6.83            3.70           5.00            3.19
44                7.49            3.99           5.39            3.40
45                8.19            4.31           5.74            3.63
46                8.91            4.66           6.15            3.88
47                9.70            5.04           6.59            4.15
48               10.55            5.45           6.99            4.43
49               11.48            5.90           7.49            4.75

50               12.50            6.14           8.04            5.10
51               13.21            6.86           8.19            5.20
52               14.00            7.36           8.43            5.35
53               14.84            7.89           8.59            5.59
54               15.81            8.40           8.78            5.71
55               16.90            8.91           8.89            5.83
56               18.20            9.74           9.61            6.34
57               19.45           10.58          10.33            6.91
58               20.73           11.51          11.05            7.55
59               22.05           12.65          11.76            8.23

60               23.43           14.03          12.49            8.99
61               25.27           15.36          13.79            9.86
62               27.31           16.88          15.28           10.84
63               29.53           18.49          16.83           12.07
64               31.85           20,27          18.30           13.31
65               34.30           22.01          19.57           14.42
66               36.58           24.18          20.54           15.35
67               38.87           26.30          21.32           16.17
68               41.10           28.42          22.07           17.00
69               43.43           30.64          23.02           17.96

70               45.77           32.93          24.35           19.18
71               49.97           35.88          26.63           20.46
72               54.54           39.09          28.88           22.09
73               59.47           42.48          31.04           23.97
74               64.81           45.83          33.16           25.99
75               70.56           48.90          35.20           27.96

ADD $20.00 RIDER FEE

CENTURY
COMPANIES
OF AMERICA
Herritage Way, Waverly, Iowa 50677

               LEVEL TERM RIDER - GROSS PREMIUMS FOR DURATIONS 1-5
                    FOR USE WITH FLEXIBLE ADVANTAGE LIFE ONLY

ISSUE
 AGE           ALL
 ---           ---
16             1.56
17             1.64
18             1.70
19             1.73

 ISSUE
  AGE            SMOKER            NS
-------          ------          ------
20                1.76            1.70
21                1.85            1.68
22                1.92            1.66
23                1.98            1.66
24                2.04            1.66
25                2.09            1.66
26                2.17            1.66
27                2.24            1.66
28                2.26            1.66
29                2.32            1.68

30                2.39            1.69
31                2.47            1.73
32                2.57            1.78
33                2.71            1.85
34                2.87            1.92
35                3.04            2.01
36                3.28            2.13
37                3.57            2.28
38                3.88            2.43
39                4.24            2.60

40                4.67            2.81
41                5.11            3.02
42                5.60            3.26
43                6.10            3.50
44                6.65            3.75
45                7.21            4.04
46                7.81            4.35
47                8.46            4.68
48                9.13            5.04
49                9.88            5.44

50               10.72            5.39
51               11.20            6.20
52               11.77            6.56
53               12.34            6.97
54               13.00            7.32
55               13.70            7.68
56               14.76            8.38
57               15.80            9.11
58               16.86            9.93
59               17.93           10.88

60               19.05           12.01
61               20.68           13.16
62               22.50           14.46
63               24.45           15.92
64               26.43           17.49
65               28.41           18.97
66               30.16           20.65
67               31.85           22.25
68               33.49           23.85
69               35.27           25.57

70               37.20           27.43

ADD $20.00 RIDER FEE

CENTURY
COMPANIES
OF AMERICA
Herritage Way, Waverly, Iowa 50677

          LEVEL TERM RIDER - CURRENT GROSS PREMIUMS FOR DURATIONS 6-10
                FOR USE WITH UNISEX FLEXIBLE ADVANTAGE LIFE ONLY

RENEWAL
  AGE            ALL
  ===            ===

RENEWAL
  AGE            SMOKER            NS
-------          ------          ------
21                1.85            1.68
22                1.92            1.66
23                1.98            1.66
24                2.04            1.66
25                2.09            1.66
26                2.17            1.66
27                2.24            1.66
28                2.26            1.66
29                2.32            1.68

30                2.39            1.69
31                2.47            1.73
32                2.57            1.78
33                2.71            1.85
34                2.87            1.92
35                3.04            2.01
36                3.28            2.13
37                3.57            2.28
38                3.88            2.43
39                4.24            2.60

40                4.67            2.81
41                5.11            3.02
42                5.60            3.26
43                6.10            3.50
44                6.65            3.75
45                7.21            4.04
46                7.81            4.35
47                8.46            4.68
48                9.13            5.04
49                9.88            5.44

50               10.72            5.89
51               11.20            6.20
52               11.77            6.56
53               12.34            6.97
54               13.00            7.32
55               13.70            7.68
56               14.76            8.38
57               15.80            9.11
58               16.86            9.93
59               17.93           10.88

60               19.05           12.01
61               20.68           13.16
62               22.50           14.46
63               24.45           15.92
64               26.43           17.49
65               28.41           18.97
66               30.16           20.65
67               31.85           22.25
68               33.49           23.85
69               35.27           25.57

70               37.20           27.43
71               40.63           29.71
72               44.28           32.29
73               48.10           35.08
74               52.15           37.89
75               56.42           40.52

ADD $20.00 RIDER FEE